UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  August 3, 2023

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed on March 30, 2023, on March 28, 2023, Ault Alliance, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a private placement (the “Offering”), an aggregate of 100,000 shares of its preferred stock, with each such share having a stated value of $100.00 and consisting of (i) 83,000 shares of Series E Convertible Preferred Stock (the “Series E Preferred Stock”), (ii) 1,000 shares of Series F Convertible Preferred Stock (the “Series F Preferred Stock”) and (iii) 16,000 shares of Series G Convertible Preferred Stock (the “Series G Preferred Stock” and collectively, the “Preferred Shares”).

Each share of Series E Preferred Stock and Series F Preferred Stock had a purchase price of $100.00, equal to each such share’s stated value. The purchase price of the Series E Preferred Stock and the Series F Preferred Stock was paid for by the Investors’ canceling outstanding secured promissory notes in the then principal amount of $8.4 million (the “Prior Notes”), whereas the purchase price of the shares of Series G Preferred Stock consisted of accrued but unpaid interest on these notes, as well as for other good and valuable consideration. The Offering closed on March 30, 2023.

Exchange Agreement and Exchange Notes

The Company and the Investors entered into an Exchange Agreement (the “Exchange Agreement”) dated July 28, 2023 but effective as of August 3, 2023. The Preferred Shares had originally been acquired by the Investors through their surrender for cancellation of two Prior Notes issued to them by Sentinum, Inc., a Nevada corporation (formerly known as Bit Nile, Inc.), in the aggregate principal amount of $11 million, as reported on a Current Report on Form 8-K filed by the Company on August 11, 2022. A form of the Exchange Agreement is attached hereto as Exhibit 10.1.

Pursuant to the Exchange Agreement, the Investors exchanged (the “Exchange”) all of their Preferred Shares as well as their demand notes (the “Demand Notes”) issued to the Investors by the Company on or about May 20, 2023, with each Demand Note having a principal outstanding amount of approximately $888,000 for two new 10% Secured OID Promissory Notes (the “Exchange Notes”), each with a principal face amount of $5,272,416 as of July 28, 2023 for an aggregate of amount owed of $10,544,832 (the “Principal Amount”). A form of the Exchange Note is attached hereto as Exhibit 4.1. The Exchange Agreement closed on August 3, 2023.

Assignment

The Company and Ault & Company, Inc., a Delaware corporation and a related party to the Company (“A&C”), entered into an Assignment Agreement (the “Assignment”) dated July 28, 2023 but effective as of August 3, 2023, whereby the Company assigned the Exchange Notes to A&C. A form of the Assignment is attached hereto as Exhibit 10.2.

Guaranty

In connection with a security and pledge agreement entered into on August 3, 2023, by and among A&C and the Investors, to which the Company is not a party, the Company signed a guaranty dated July 28, 2023 but effective as of August 3, 2023, guaranteeing the full payment of A&C’s obligations under the Exchange Notes (the “Guaranty”). A form of the Guaranty is attached hereto as Exhibit 10.3. Milton C. Ault, III, the Company’s Executive Chairman, executed and delivered a similar instrument in connection with the Exchange.

The foregoing summaries of the Exchange Agreement, the Exchange Notes, the Assignment and the Guaranty do not purport to be complete and are subject to, and qualified in their entirety by, forms of such documents attached as Exhibits 4.1, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

The representations, warranties and covenants contained in the Exchange Agreement, the Exchange Notes and the Assignment were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the agreements and are subject to limitations agreed upon by the contracting parties. Accordingly, the foregoing agreements incorporated herein by reference are include herein only to provide readers with information regarding the terms of the Exchange and related matters and not to provide investors with any other factual information regarding the Company or its business and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

Item 1.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
4.1	Form of Exchange Note

10.1	Form of Exchange Agreement

10.2	Form of Assignment

10.3	Form of Guaranty

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: August 3, 2023	/s/ Henry Nisser
Henry Nisser
President and General Counsel